                                                                     EX-4.4


                          CONSENT TO CREDIT AGREEMENTS


                  CONSENT TO CREDIT AGREEMENTS (this "Consent"), dated as of April 11, 1997, among HARRAH'S ENTERTAINMENT, INC. ("Parent"), HARRAH'S OPERATING COMPANY, INC. (the "Company"), MARINA ASSOCIATES ("Marina"), the various lending institutions party to the Credit Agreements referred to below (the "Banks"), BANKERS TRUST COMPANY, THE BANK OF NEW YORK, CIBC INC., CREDIT LYONNAIS, ATLANTA AGENCY, WELLS FARGO BANK, N.A., THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED, NEW YORK BRANCH, NATIONSBANK, N.A. (SOUTH), SOCIETE GENERALE and THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH, as Agents (the "Agents"), and BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the 5-Year Credit Agreement or the 364-Day Credit Agreement, as the case may be, referred to below.

                              W I T N E S S E T H :

                  WHEREAS, Parent, the Company, Marina, the Banks, the Agents and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995 (as amended, modified or supplemented through the date hereof, the "5-Year Credit Agreement");

                  WHEREAS, Parent, the Company, Marina, the Banks, the Agents and the Administrative Agent are parties to a Credit Agreement, dated as of June 9, 1995 (as amended, modified or supplemented through the date hereof, the "364-Day Credit Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements"); and

                  WHEREAS, the parties hereto wish to consent to certain actions to be taken under the Credit Agreements as herein provided;

                  NOW, THEREFORE, it is agreed:

                  1.  Notwithstanding  anything  to the  contrary  contained  in
Section 9.10 of the 5-Year Credit Agreement or in Section 8.10 of the 364-Day Credit Agreement, the Banks hereby agree that the Company also may use the proceeds of Loans incurred under each Credit Agreement to repurchase, redeem or otherwise retire outstanding 10-7/8% Senior Subordinated Notes.





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                  2.  Notwithstanding  anything  to the  contrary  contained  in
Section 9.04(xi)(v) of the 5-Year Credit Agreement or in Section 8.04(xi)(v) of the 364-Day Credit Agreement, the Banks hereby agree that the Company also may concurrently use the proceeds of any Additional Unsecured Senior Debt issued in accordance with the terms of such Sections to repay any outstanding Loans the
proceeds  of  which  were  used  to  repurchase,   redeem  or  otherwise  retire
outstanding 10-7/8% Senior Subordinated Notes as permitted by Section 1 of this Consent.

                  3. Notwithstanding anything to the contrary contained in the definition of "Permitted Designated Indebtedness" appearing in Section 11.01 of the 5-Year Credit Agreement and in Section 10.01 of the 364-Day Credit Agreement, the Banks hereby agree that the proceeds of any Subordinated Debt which are used to repay any outstanding Loans the proceeds of which were used to repurchase, redeem or otherwise retire outstanding 10-7/8% Senior Subordinated Notes as permitted by Section 1 of this Consent also shall not constitute Permitted Designated Indebtedness.

                  4. The Banks hereby consent to, and direct and authorize the Collateral Agent to effect, the release of all of the Collateral under all of the Collateral Documents, and authorize the Collateral Agent to execute and deliver such documentation (including UCC-3 termination statements and the like) deemed necessary or desirable by it in connection therewith.

                  5. In order to induce the Banks to enter into this Consent, Parent and each Borrower hereby represent and warrant that:

                  (x) as of the date hereof and as of the Consent Effective Date (as hereinafter defined), the Company's Indebtedness is, and shall be, rated at least BBB- Senior Implied by S&P or Baa3 Senior Implied by Moody's;

                  (y) no Default or Event of Default exists on the Consent Effective Date, both before and after giving effect to this Consent; and

                  (z) all of the representations and warranties contained in each Credit Agreement shall be true and correct in all material respects on and as of the Consent Effective Date, both before and after giving effect to this Consent, with the same effect as though such representations and warranties had been made on and as of the Consent Effective Date (it being understood that any representation or warranty made as of a specified date shall be required to be true and correct in all material respects only as of such specific date).

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                  6.  This  Consent  is  limited  as  specified  and  shall  not constitute a modification, acceptance or waiver of any other provision of the Credit Agreements or any other Credit Document.

                  7. This Consent may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Parent, the Company and the Administrative Agent.

                  8. This Consent and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York.

                  9. This Consent shall become effective on the date (the "Consent Effective Date") when Parent, the Borrowers, each other Credit Party, the Collateral Agent and the Required Banks under, and as defined in, each Credit Agreement shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office.

                  10. From and after the Consent Effective Date, all references in the Credit Agreements and the other Credit Documents to each Credit Agreement shall be deemed to be references to each such Credit Agreement as modified hereby.


                                 *     *     *


                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Consent to be duly executed and delivered as of the date first above written.

                                            HARRAH'S ENTERTAINMENT, INC.

                                            By  /s/Charles L. Atwood
                                                -------------------------
                                              Title:  Vice President


                                            HARRAH'S OPERATING COMPANY, INC.

                                            By  /s/Charles L. Atwood
                                                -------------------------
                                              Title:  Vice President

                                            MARINA ASSOCIATES

                                            By: HARRAH'S ATLANTIC CITY, INC.,
                                                  a general partner

                                            By  /s/Stephen H. Brammell
                                                -------------------------
                                              Title:  Assistant Secretary


                                            By: HARRAH'S NEW JERSEY, INC.,
                                                  a general partner

                                            By  /s/Stephen H. Brammell
                                                -------------------------
                                              Title:  Assistant Secretary


                                            HARRAH'S RENO HOLDING COMPANY, INC.

                                            By  /s/Michael N. Regan
                                                -------------------------
                                              Title:  VP, Treasurer


                                            HARRAH'S LAS VEGAS, INC.

                                            By  /s/Michael N. Regan
                                                -------------------------
                                              Title:  Treasurer


                                            HARRAH'S LAUGHLIN, INC.

                                            By  /s/Michael N. Regan
                                                -------------------------
                                              Title:  Treasurer


                                            HARRAH'S ATLANTIC CITY, INC.

                                            By  /s/Stephen H. Brammell
                                                -------------------------
                                              Title:  Assistant Secretary

                                            HARRAH'S NEW JERSEY, INC.

                                            By  /s/Stephen H. Brammell
                                                -------------------------
                                              Title:  Assistant Secretary


                                            BANKERS TRUST COMPANY,
                                              Individually,
                                              as Administrative Agent,
                                              as Collateral Agent
                                              and as an Agent

                                            By  /s/Mary Kay Coyle
                                                -------------------------
                                              Title:


                                            THE BANK OF NEW YORK,
                                              Individually and as an
                                              Agent

                                            By  /s/Gregory L. Batson
                                                -------------------------
                                              Title:  Vice President


                                            CIBC INC., Individually and
                                              as an Agent

                                            By  /s/Paul J. Chakmak
                                                -------------------------
                                              Title:  Managing Director, CIBC
                                                      Wood Gundy Securities
                                                      Corp., AS AGENT


                                            CREDIT LYONNAIS, ATLANTA AGENCY,
                                              Individually and as an Agent

                                            By  /s/David M. Cawrse
                                                -------------------------
                                              Title:  First Vice President
                                                      & Manager

                                            CREDIT LYONNAIS CAYMAN ISLAND
                                              BRANCH

                                            By  /s/David M. Cawrse
                                                -------------------------
                                              Title:  Authorized Signature


                                            THE LONG-TERM CREDIT BANK OF JAPAN,
                                              LIMITED, NEW YORK BRANCH,
                                              Individually and as an Agent

                                            By  /s/John J. Sullivan
                                                -------------------------
                                              Title:  Joint General Manager


                                            NATIONSBANK, N.A. (SOUTH),
                                              Individually and as an Agent,

                                            By  /s/Kimberly R. Dupuy
                                                -------------------------
                                              Title:  Vice President


                                            SOCIETE GENERALE, Individually and
                                              as an Agent

                                            By  /s/Donald L. Schubert
                                                -------------------------
                                              Title:  Vice President


                                            THE SUMITOMO BANK, LIMITED,
                                              ATLANTA AGENCY, Individually
                                              and as an Agent

                                            By  /s/Gary Franke
                                                -------------------------
                                              Title:  VP

                                            WELLS FARGO BANK, N.A.,
                                              Individually and as Agent

                                            By  /s/Maureen Klippenstein
                                                -------------------------
                                              Title:  V.P.


                                            ABN AMRO BANK N.V., SAN FRANCISCO
                                              BRANCH

                                            By  /s/L. T. Osborne
                                                -------------------------
                                              Title:  Group Vice President

                                            By  /s/Joseph M. Vitale
                                                -------------------------
                                              Title:  Portfolio Officer


                                            BANK OF AMERICA NATIONAL TRUST
                                              AND SAVING ASSOCIATION

                                            By  /s/Scott Faber
                                                -------------------------
                                              Title:  Vice President


                                            THE BOATMEN'S NATIONAL BANK
                                              OF ST. LOUIS

                                            By  /s/Kimberly R. Dupuy
                                                -------------------------
                                              Title:  VP


                                            COMMERZBANK AG, LOS ANGELES BRANCH

                                            By  /s/W. Schmidbauer
                                                -------------------------
                                              Title:  Vice President

                                            By  /s/Karla Wirth
                                                -------------------------
                                              Title:  Asst. Treasurer

                                            DEPOSIT GUARANTY NATIONAL BANK

                                            By  /s/Larry C. Ratzlaff
                                                -------------------------
                                              Title:  Vice President


                                            FIRST AMERICAN NATIONAL BANK

                                            By  /s/Elizabeth H. Vaughn
                                                -------------------------
                                              Title:  Senior Vice President


                                            FIRST NATIONAL BANK OF COMMERCE

                                            By  /s/Stephen M. Valdes
                                                -------------------------
                                              Title:  Vice President


                                            FLEET BANK, N.A.

                                            By  /s/John Cullinan
                                                -------------------------
                                              Title:  SVP


                                            GIROCREDIT BANK A.G. DER
                                              SPARKASSEN, GRAND CAYMAN
                                              ISLAND BRANCH

                                            By  /s/John Redding
                                                -------------------------
                                              Title:

                                            By  /s/Richard Stone
                                                -------------------------
                                              Title:

                                            HIBERNIA NATIONAL BANK

                                            By  /s/S. John Castellano
                                                -------------------------
                                              Title:  Vice President


                                            THE INDUSTRIAL BANK OF JAPAN,
                                              LIMITED

                                            By  /s/Kazuo Iida
                                                -------------------------
                                              Title:  General Manager


                                            THE MITSUBISHI TRUST & BANKING
                                              CORP.

                                            By  /s/Patricia Lorete DeMola
                                                -------------------------
                                              Title:  Senior Vice President


                                            THE NIPPON CREDIT BANK, LTD.,
                                              LOS ANGELES AGENCY

                                            By  /s/Jay Schwartz
                                                -------------------------
                                              Title:  Vice President &
                                                      Manager


                                            THE SANWA BANK, LIMITED,
                                              ATLANTA AGENCY

                                            By  /s/Dennis S. Losin
                                                -------------------------
                                              Title:  Vice President

                                            SUNTRUST BANK, NASHVILLE, N.A.

                                            By  /s/Renee D. Drake
                                                -------------------------
                                              Title:  Vice President


                                            THE TOKAI BANK, LIMITED,
                                              NEW YORK BRANCH

                                            By  /s/Kaoru Oda
                                                -------------------------
                                              Title:  Assistant General
                                                      Manager


                                            UNITED STATES NATIONAL BANK
                                              OF OREGON

                                            By  /s/Dale Parshall
                                                -------------------------
                                              Title:  Assistant Vice
                                                      President


                                            WESTDEUTSCHE LANDESBANK
                                              GIROZENTRALE, NEW YORK BRANCH

                                            By  /s/Ralph White
                                                -------------------------
                                              Title:  Vice President

                                            By  /s/James Vineau
                                                -------------------------
                                              Title:  Senior Analyst